SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) July 27, 2000
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                            THE TESSERACT GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)


           MINNESOTA                       1-11111               41-1581297
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 (State or Other Jurisdiction      (Commission File Number)     (IRS Employer
       of Incorporation)                                     Identification No.)


3820 E. Ray Road, No. 2, Phoenix, Arizona                            85044
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(Address of Principal Executive Offices)                           Zip Code)



       Registrant's telephone number, including area code (480) 706-2500
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Effective June 2, 2000, PricewaterhouseCoopers, LLP resigned as the independent accountants responsible for auditing the financial statements of The TesseracT Group, Inc. (the "Company"). Effective July 27, 2000, the Company, pursuant to Board of Director action, engaged Field, Sarvas, King & Coleman, PC as the independent accountants responsible for auditing the financial statements of the Company for the fiscal year ended June 30, 2000. During the fiscal year ended June 30, 2000 and the subsequent interim period through July 21, 2000, the Company has not consulted with Field, Sarvas, King & Coleman, PC regarding either (1) the application of accounting principles to a specified completed or proposed transaction, or the type of opinion that might be rendered on the Company's financial statements or (2) any matter that was either the subject of a disagreement or reportable event.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        THE TESSERACT GROUP, INC.


Date: August 2, 2000                    By /s/ Douglass E. Snell
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                                           Douglass E. Snell
                                           Controller